                                                                         Ex 99.1

                           CONSENT OF DIRECTOR NOMINEE
                           ---------------------------



To Crestline Capital Corporation:

           Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Registration Statement on Form S-1 (Registration No. 333-64657), and amendments thereto (the "Registration Statement"), of Crestline Capital Corporation (the "Corporation"), which indicate that I will become a director of the Corporation upon completion of the Distribution (as defined in the Registration Statement).




                                       /s/  ADAM M. ARON
                                       -------------------------
                                       Adam M. Aron


Dated:  October 20, 1998

                           CONSENT OF DIRECTOR NOMINEE
                           ---------------------------



To Crestline Capital Corporation:

           Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Registration Statement on Form S-1 (Registration No. 333-64657), and amendments thereto (the "Registration Statement"), of Crestline Capital Corporation (the "Corporation"), which indicate that I will become a director of the Corporation upon completion of the Distribution (as defined in the Registration Statement).




                                       /s/  LOUISE M. CROMWELL
                                       -------------------------
                                       Louise M. Cromwell


Dated:  October 20, 1998

                           CONSENT OF DIRECTOR NOMINEE
                           ---------------------------



To Crestline Capital Corporation:

           Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Registration Statement on Form S-1 (Registration No. 333-64657), and amendments thereto (the "Registration Statement"), of Crestline Capital Corporation (the "Corporation"), which indicate that I will become a director of the Corporation upon completion of the Distribution (as defined in the Registration Statement).




                                       /s/  KELVIN L. DAVIS
                                       -------------------------
                                       Kelvin L. Davis


Dated:  October 20, 1998

                          CONSENT OF DIRECTOR NOMINEE
                          ---------------------------



To Crestline Capital Corporation:

           Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Registration Statement on Form S-1 (Registration No. 333-64657), and amendments thereto (the "Registration Statement"), of Crestline Capital Corporation (the "Corporation"), which indicate that I will become a director of the Corporation upon completion of the Distribution (as defined in the Registration Statement).




                                       /s/  JOHN B. MORSE, JR.
                                       -------------------------
                                       John B. Morse, Jr.


Dated:  October 21, 1998

                           CONSENT OF DIRECTOR NOMINEE
                           ---------------------------



To Crestline Capital Corporation:

           Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Registration Statement on Form S-1 (Registration No. 333-64657), and amendments thereto (the "Registration Statement"), of Crestline Capital Corporation (the "Corporation"), which indicate that I will become a director of the Corporation upon completion of the Distribution (as defined in the Registration Statement).




                                       /s/  MICHAEL A. WILDISH
                                       -------------------------
                                       Michael A. Wildish


Dated:  October 22, 1998

                           CONSENT OF DIRECTOR NOMINEE
                           ---------------------------



To Crestline Capital Corporation:

           Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Registration Statement on Form S-1 (Registration No. 333-64657), and amendments thereto (the "Registration Statement"), of Crestline Capital Corporation (the "Corporation"), which indicate that I will become a director of the Corporation upon completion of the Distribution (as defined in the Registration Statement).



                                       /s/ John W. Marriott, III
                                       -------------------------
                                       John W. Marriott, III


Dated:  November 5, 1998